EXECUTION VERSION
Exhibit 10.4

GUARANTY AGREEMENT
Dated as of September 30, 2010
among
CBAYSYSTEMS HOLDINGS LIMITED,
MEDQUIST IP LLC,
MEDQUIST CM LLC.
MEDQUIST OF DELAWARE, INC.
and
Each Other Guarantor
From Time to Time Party Hereto
and
BLACKROCK KELSO CAPITAL CORPORATION,
PENNANTPARK INVESTMENT CORPORATION
CITIBANK, N.A
         and
THL CREDIT, INC.
AS PURCHASERS

i

GUARANTY AND SECURITY AGREEMENT
ANNEXES AND SCHEDULES
Annex 1 Form of Joinder Agreement
Schedule 1 Jurisdiction of Organization; Chief Executive Office

ii

          This Agreement and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain subordination and Intercreditor Agreement (the “Subordination Agreement”) among BlackRock Kelso Capital Corporation (“BKC”), PennantPark Investment Corporation (“Pennant”), Citibank, N.A. (“Citibank”), THL Credit, Inc. (“THL” and together with BKC, Pennant and Citibank, the “Purchasers”), CBay Inc., a Delaware corporation (“CBay ”), Medquist Inc., A New Jersey Corporation (“Medquist”), Medquist Transcriptions, LTD., A New Jersey corporation (“MedQuist Transcriptions”, and together with CBay and MedQuist, the “Issuers”) and General Electric Capital Corporation (“Agent”), to the indebtedness (including interest) owed by the Issuers pursuant to that certain Credit Agreement dated as of October 1, 2010 among the Issuers, Agent and the lenders from time to time party thereto, as such Credit Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under that agreement as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.
          GUARANTY AGREEMENT, dated as of September 30, 2010, by CBaySystems Holdings Limited, a company incorporated in the British Virgin Islands (“Holdings”), MedQuist IP LLC, a Delaware limited liability company (“MedQuist IP”), MedQuist CM LLC, a Delaware limited liability company (“MedQuist CM”) and MedQuist of Delaware, Inc., a Delaware corporation (“MedQuist Delaware”), Mirrus Systems, Inc., a Delaware corporation (“Mirrus”), CBay Systems and Services Inc., a Delaware corporation (“Services”), AMSPlus, Inc., a Massachusetts corporation (“AMS”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 8.4 (together with CBaySystems, MedQuist CM, MedQuist IP, MedQuist Delaware, Mirrus, Services and AMS, the “Guarantors”), in favor of BlackRock Kelso Capital Corporation, a Delaware corporation (“BKC”), PennantPark Investment Corporation, a Maryland corporation (“Pennant”), Citibank, N.A., a national association (“Citibank”) and THL Credit, Inc., a Delware corporation (“THL” and together with BKC, Pennant and Citibank, “Purchasers”).
W I T N E S S E T H:
          WHEREAS, pursuant to the Senior Subordinated Note Purchase Agreement, dated as of September 30, 2010 (as the same may be modified from time to time, the “Note Purchase Agreement”), among Cbay Inc, a Delaware corporation. (“CBay”), MedQuist Inc., a New Jersey corporation (“MedQuist”), MedQuist Transcriptions Ltd., a New Jersey Corporation (“MedQuist Transcriptions,” and together with CBay and MedQuist, the “Issuers”), Holdings, and the Purchasers, the Issuers have agreed to sell and Purchases have agreed to purchase from Issuers the 13.0% Senior Subordinated Notes due October 2016 (each, a “Note” and collectively, the “Notes”), in an aggregate principal amount equal to $85,000,000;
          WHEREAS, each Guarantor (other than the Issuers) has agreed to guaranty the Obligations (as defined in the Note Purchase Agreement) of the Issuers;
          WHEREAS, each Guarantor will derive substantial direct and indirect benefits from the sale of the Notes under the Note Purchase Agreement; and
GUARANTY AGREEMENT

          WHEREAS, it is a condition precedent to the obligation of the Purchasers to purchase the Notes under the Note Purchase Agreement that the Guarantors shall have executed and delivered this Agreement to the Purchasers;
          NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Note Purchase Agreement and to induce the Purchasers to purchase the Notes thereunder, each Guarantor hereby agrees with the Purchasers as follows:
ARTICLE I
DEFINED TERMS
     Section 1.1 Definitions. (a) Capital terms used herein without definition are used as defined in the Note Purchase Agreement.
          (b) The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “account”, “account debtor”, “as-extracted collateral”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “deposit account”, “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangible”, “goods”, “health-care-insurance receivable”, “instruments”, “inventory”, “investment property”, “letter-of-credit right”, “proceeds”, “record”, “securities account”, “security”, “supporting obligation” and “tangible chattel paper”.
          (c) The following terms shall have the following meanings:
          “Affiliate Guarantor” means any Guarantor that is not a direct or indirect parent company of the Issuers.
          “Agreement” means this Guaranty Agreement.
          “Guaranteed Obligations” has the meaning set forth in Section 2.1.
          “Guarantor” has the meaning set forth in the preamble hereto.
          “Guaranty” means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in this Agreement.
          “Subsidiary Guarantor” means any Guarantor that is a Subsidiary of any Issuer.
          “UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.
     Section 1.2 Certain Other Terms. (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The terms “herein”, “hereof” and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Annex, Schedule, Article,

Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement.
          (b) Interpretation of the Note Purchase Agreement is applicable to this Agreement as and to the extent set forth therein.
ARTICLE II
GUARANTY
     Section 2.1 Guaranty. To induce the Purchasers to purchase the Notes, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Note Document, all of the Obligations of the Issuers whether existing on the date hereof or hereinafter incurred or created (the “Guaranteed Obligations”). This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection.
     Section 2.2 Limitation of Guaranty. Any term or provision of this Guaranty or any other Note Document to the contrary notwithstanding, the maximum aggregate amount for which any Affiliate Guarantor or Subsidiary Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Affiliate Guarantor or Subsidiary Guarantor can be liable without rendering this Guaranty or any other Note Document, as it relates to such Affiliate Guarantor or Subsidiary Guarantor, subject to avoidance under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Requirements of Law) (collectively, “Fraudulent Transfer Laws”). Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.
     Section 2.3 Contribution. To the extent that any Subsidiary Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the sale of the Notes and other Obligations and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Issuers and Holdings) in the same proportion as such Subsidiary Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors on such date, then such Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Subsidiary Guarantors on such date.
     Section 2.4 Authorization; Other Agreements. The Purchasers are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following:

          (a) (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Note Document;
          (b) apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation in such order as provided in the Note Documents;
          (c) refund at any time any payment received by any Purchaser in respect of any Guaranteed Obligation;
          (d) (i) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (ii) otherwise deal in any manner with the Issuers and any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and
          (e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.
Nothing in this Section 2.4 shall be construed to modify the requirements of Section 11.1 of the Note Purchase Agreement (or any similar provision in any other Note Document) for effectiveness of any amendment or modification of or supplement to any Note Document.
     Section 2.5 Guaranty Absolute and Unconditional. Each Guarantor hereby waives and agrees not to assert any defense (other than indefeasible payment in full of the Guaranteed Obligations in cash or other immediately available funds), whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Purchasers):
          (a) the invalidity or unenforceability of any obligation of any Issuers or any other Guarantor under any Note Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or guaranty of, any Guaranteed Obligation or any part thereof;
          (b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from any Issuer or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Note Document;
          (c) [Reserved.];
          (d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against any Issuer, any other Guarantor or any of the Issuers’ other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding; or
          (e) [Reserved.];

          (f) any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of any Issuer, any other Guarantor or any of the Issuers’ other Subsidiaries, in each case other than the payment in full of the Guaranteed Obligations.
     Section 2.6 Waivers. Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest, (b) any notice of acceptance, (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of any Issuer or any other Guarantor (other than indefeasible payment in full of the Guaranteed Obligations in cash or other immediately available funds). Each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against any Issuer or any other Guarantor by reason of any Note Document or any payment made thereunder or (y) assert any claim, defense, setoff or counterclaim it may have against any other Note Party or set off any of its obligations to such other Note Party against obligations of such Note Party to such Guarantor, in each case at any time during which an Event of Default has occurred and is continuing, until indefeasible payment in full of the Guaranteed Obligations (other than any Contingent Note Document Obligations) in cash or other immediately available funds and termination of all Commitments. No obligation of any Guarantor hereunder shall be discharged other than by payment in full of the Guaranteed Obligations.
     Section 2.7 Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Issuer, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that no Purchaser shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Purchaser, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Purchaser shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Purchaser, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.
ARTICLE III
[RESERVED]
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          To induce the Purchasers to enter into the Note Documents, each Guarantor hereby represents and warrants each of the following to the Purchasers:

     Section 4.1 Jurisdiction of Organization; Chief Executive Office. Such Guarantor’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Guarantor’s chief executive office or sole place of business, in each case as of the Closing Date, is specified on Schedule 1 and, if different, such Schedule 1 also lists all jurisdictions of incorporation, legal names and locations of such Guarantor’s chief executive office or sole place of business for the five years preceding the date hereof.
     Section 4.2 Intellectual Property. Except as would not be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) on the Closing Date, all Material Intellectual Property owned by such Guarantor is valid, in full force and effect, subsisting, unexpired and enforceable, and no such Material Intellectual Property has been abandoned by such Guarantor; (b) no breach or default of any material IP License shall be caused by any of the following, and none of the following shall limit or impair the ownership, use, validity or enforceability of, or any rights of such Guarantor in, any Material Intellectual Property: (i) the consummation of the transactions contemplated by any Note Document or (ii) any holding, decision, judgment or order rendered by any Governmental Authority; (c) to such Guarantor’s knowledge, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Material Intellectual Property of such Guarantor; and (d) such Guarantor, and to such Guarantor’s knowledge each other party thereto, is not in breach or default of any IP License.
     Section 4.3 Representations and Warranties of the Note Purchase Agreement. The representations and warranties as to such Guarantor and its Subsidiaries made by the Issuers in Article IV (Representations and Warranties) of the Note Purchase Agreement are true and correct on each date as required by Section 3.1(f) of the Note Purchase Agreement.
ARTICLE V
COVENANTS
          Each Guarantor agrees with the Purchasers to the following, as long as any Obligation or Commitment remains outstanding (other than any Contingent Note Document Obligation) and, in each case, unless the Required Purchasers otherwise consent in writing:
     Section 5.1 Compliance with Note Purchase Agreement. Such Guarantor agrees to comply with all covenants and other provisions applicable to it under the Note Purchase Agreement, including Sections 2.17 (Taxes), 11.3 (Costs and Expenses) and 11.4 (Indemnities) of the Note Purchase Agreement and agrees to the same submission to jurisdiction as that agreed to by the Issuers in the Note Purchase Agreement.
ARTICLE VI
REMEDIAL PROVISIONS
     Section 6.1 Direct Obligation. The Purchasers shall not be required to make any demand upon, or pursue or exhaust any right or remedy against, any Guarantor, any other Note Party or any other Person with respect to the payment of the Obligations or any direct or indirect guaranty thereof. All of the rights and remedies of the Purchasers under any Note Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirement of Law. To the extent it may lawfully do so, each Guarantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Purchasers, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder.
ARTICLE VII
[RESERVED]
ARTICLE VIII
MISCELLANEOUS
     Section 8.1 Independent Obligations. The obligations of each Guarantor hereunder are independent of and separate from the Guaranteed Obligations. If any Guaranteed Obligation is not paid when due, or upon any Event of Default, the Purchasers may, at their sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount of any Guaranteed Obligation then due, without first proceeding against any other Guarantor or any other Note Party and without first joining any other Guarantor or any other Note Party in any proceeding.
     Section 8.2 No Waiver by Course of Conduct. No Purchaser shall by any act (except by a written instrument pursuant to Section 8.3), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Purchaser would otherwise have on any future occasion.
     Section 8.3 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Note Purchase Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified) through Joinder Agreements, in substantially the form of Annex 1, in each case, duly executed by the Purchasers and each Guarantor directly affected thereby.
     Section 8.4 Additional Guarantors; Joinder Agreements. If, at the option of the Issuer Representative or as required pursuant to Section 7.10 of the Note Purchase Agreement, any Issuer shall cause any Subsidiary that is not a Guarantor to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Purchasers a Joinder Agreement substantially in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.
     Section 8.5 Notices. All notices, requests and demands to or upon the Purchasers or any Guarantor hereunder shall be effected in the manner provided for in Section 11.11 of the Note Purchase Agreement; provided, however, that any such notice, request or demand to or upon any Guarantor shall be addressed to the Issuer Representative’s notice address set forth in such Section 11.11.

     Section 8.6 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Purchaser and their successors and assigns; provided, however, that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Required Purchasers.
     Section 8.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.
     Section 8.8 Severability. Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.
     Section 8.9 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 8.10 Waiver of Jury Trial. Each party hereto hereby irrevocably waives trial by jury in any suit, action or proceeding with respect to, or directly or indirectly arising out of, under or in connection with, any NOTE document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (A) certifies that no other party and no Related Person of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other parties hereto have been induced to enter into this agreement by the mutual waivers and certifications in this Section 8.10.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written.

CBAYSYSTEMS HOLDINGS LIMITED as Guarantor
By:	/s/ Clyde Swoger
	Name:	Clyde Swoger
	Title:	CFO

MEDQUIST IP LLC as Guarantor
By:	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
	Title:	President

MEDQUIST CM LLC as Guarantor
By:	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
	Title:	President

MEDQUIST OF DELAWARE, INC. as Guarantor
By:	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
Title: Secretary

AMSPLUS, INC. as Guarantor
By:	/s/ Jan Lenaghan
	Name:	Jan Lenaghan
	Title:	CFO

Signature Page to Guaranty Agreement

MIRRUS SYSTEMS, INC. as Guarantor
By:	/s/ Kashyap Joshi
	Name:	Kashyap Joshi
Title: V.P. FINANCE

CBAY SYSTEMS AND SERVICES INC. as Guarantor
By:	/s/ Kashyap Joshi
	Name:	Kashyap Joshi
Title: V.P. FINANCE

Signature Page to Guaranty Agreement

ACCEPTED AND AGREED as of the date first above written: BLACKROCK KELSO CAPITAL CORPORATION, By: BLACKROCK KELSO CAPITAL ADVISORS LLC, its Investment Manager, as Purchaser
By:	/s/ Michael B. Lazar
	Name:	Michael B. Lazar
	Title:	Chief Operating Officer

Signature Page to Guaranty Agreement

PENNANTPARK INVESTMENT CORPORATION, as Purchaser
By:	/s/ Arthur Penn
	Name:	Arthur Penn
	Title:	CEO

Signature Page to Guaranty Agreement

CITIBANK, N.A., as Purchaser
By:	/s/ Michael P. Girondo
	Name:	Michael P. Girondo
	Title:	Vice President

Signature Page to Guaranty Agreement

THL CREDIT, INC., as Purchaser
By:	/s/ Hunter Stropp
	Name:	Hunter Stropp
	Title:	Co-President

Signature Page to Guaranty Agreement

FORM OF JOINDER AGREEMENT
          This JOINDER AGREEMENT, dated as of                           , 20     , is delivered pursuant to Section 8.4 of the Guaranty Agreement, dated as of September 30, 2010, by CBaySystems Holdings Limited, a company incorporated in the British Virgin Islands (“Holdings”), MedQuist IP LLC, a Delaware limited liability company (“MedQuist IP”), MedQuist CM LLC, a Delaware limited liability company (“MedQuist CM”) and MedQuist of Delaware, Inc. Inc., a Delaware corporation (“MedQuist Delaware”), Mirrus Systems, Inc., a Delaware corporation (“Mirrus”), CBay Systems and Services Inc., a Delaware corporation (“Services”), AMSPlus, Inc., a Massachusetts corporation (“AMS”) and each of the other entities listed on the signature pages thereto or that becomes a party thereto pursuant to Section 8.4 (together with CBaySystems, MedQuist CM, MedQuist IP, MedQuist Delaware, Mirrus, Services and AMS, the “Guarantors”), in favor of Blackrock Kelso Capital Corporation, a Delaware corporation (“BKC”), PennantPark Investment Corporation, a Maryland corporation (“Pennant”), CITIBANK, N.A., a national association (“Citibank”), and THL Credit, Inc. (“THL” and together with BKC, Pennant and Citibank, the “Purchasers”) (the “Guaranty Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty Agreement.
          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.4 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein and, without limiting the generality of the foregoing, expressly assumes all obligations and liabilities of a Guarantor thereunder. The undersigned hereby agrees to be bound as a Guarantor for the purposes of the Guaranty Agreement.
          The information set forth in Annex 1-A is hereby added to the information set forth in Schedule 1 to the Guaranty Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty Agreement.
          The undersigned hereby represents and warrants, on behalf of itself, that each of the representations and warranties contained in Article IV of the Guaranty Agreement applicable to it and its rights is true and correct on and as the date hereof as if made on and as of such date.
          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]
By:
Name:
Title:

GUARANTY AGREEMENT

A3-I

ACKNOWLEDGED AND AGREED
as of the date first above written:
BLACKROCK KELSO CAPITAL CORPORATION
as Purchaser

By:
Name:
Title:

PENNANTPARK INVESTMENT CORPORATION
     as Purchaser
By: PennantPark Investment Advisers, LLC

By:
Name:
Title:

CITIBANK, N.A. as Purchaser
By:
Name:
Title:

A3-II

THL CREDIT, INC. as Purchaser

By:
Name:
Title:

GUARANTY AGREEMENT

A3-I